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                                                              Exhibit 24

                                POWER OF ATTORNEY


     Each director and/or officer of NetMed, Inc. (the "Corporation") whose signature appears below hereby appoints David J. Richards and Kenneth B. Leachman as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1996, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands this 19th day of March, 1997.

SIGNATURE                          TITLE


  /s/ David J. Richards            President, Secretary and Director
  -------------------------
  David J. Richards


  /s/ John P. Kennedy              Vice President-Business Development,
  -------------------------
  John P. Kennedy                  Treasurer, Assistant Secretary, and Director


  /s/ Kenneth B. Leachman          Vice President - Finance and
  -------------------------
  Kenneth B. Leachman              Chief Financial Officer


  /s/ S. Trevor Ferger             Director
  -------------------------
  S. Trevor Ferger


  /s/ Michael S. Blue              Director
  -------------------------
  Michael S. Blue


  /s/ Cecil J. Petitti             Director
  -------------------------
  Cecil J. Petitti


  /s/ Robert J. Massey             Director
  -------------------------
  Robert J. Massey


  /s/ James F. Zid                 Director
  -------------------------
  James F. Zid